FOMO CORP.

WINTER 2020

** FOR DISCUSSION PURPOSES ONLY **

SAFE HARBOR STATEMENT

Certain statements in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” and “intend,” among others. These forward-looking statements are based on current expectations and actual results could differ materially. FOMO CORP. does not undertake an obligation to update or revise any forward-looking statement. The information set forth herein speaks only as of the date hereof.

EXECUTIVE SUMMARY

- FOMO CORP. is a business incubation company focused on high growth Internet investments.
- The Company is the successor to a fully-reporting audited SEC 1934 Exchange Act public entity previously operating unrelated businesses which have since been exited.
- The Company's sole operating unit at this time is a social network targeting the global cannabis industry @ www.kanab.club
- The cannabis segment is comprised of 250MM+ potential customers worldwide with global expansion opportunities and high growth.
- Leading social networks have avoided cannabis for political, regulatory, and business reasons leaving the niche wide open.

SITUATION ASSESSMENT

- FOMO CORP. has completed the Kanab Club 1.0 site and seeks funding to fully commercialize its platform.
- After deploying a "friend recommendation" engine by the end of January, the site will be ready to leverage the "network effect".
- 2020 plans include an e-commerce marketplace, iOS and Android apps, advertising, dating, and a dispensary finder function.
- The Company intends to enhance the site, promote awareness of the property, and staff up for accelerated growth.
- A conservative budget of $360,000 for 2020 has been prepared.

MARKET OPPORTUNITY

- The social network phenomenon has culminated in a few top online destinations in Facebook, Twitter, and SNAP and smaller properties such as The Meet Group, The Match Group, and others.
- Mainstream platforms are avoiding cannabis due to obvious regulatory, political and mainstream issues.
- Data privacy regulations - GDPR and CCPA - provide an opportunity for a social site to attract adult users that do not wish to provide their credentials.
- Fragmentation of mainstream media and thirst for user-specific groups magnifies the opportunity for an adult cannabis site.

KANAB CLUB

- The KC 1.0 site includes functionality for sign-up, networking, posting, and search.
- Limited to 18 and older demo through self certification.
- Leverage influencers @ www.cameo.com and targeting direct relationships with celebrities and others.
- Targeting daily promotion on major social networks.
- Friend recommendation engine by city, country, age and random.
- Mobile apps expected to dramatically enhance utility.
- Cannabis community provides a unique viral component.

VALUE PROPOSITION

- Focused on 18+ demo; does not require identification of users as Facebook.
- Facebook pushing Groups function but no cannabis.
- USA legalizing cannabis at the federal level TBA will drive momentum.
- Multiple states have legalized recreational cannabis and/or decriminalized cannabis use and possession paving way for active usage of the cannabis social media and related advertising/e-commerce (See Slides 21 - 22 in the Appendix).
- Positioned as one of only a handful of publicly-traded social networks.
- KC is "*A Nexus for Recreation, Wellness, and Community.*"
- Provides a safe, convenient, social platform for cannabis users.

SOCIAL MEDIA COMPS

Company Name	Ticker	Price	Shares O/S	Enterprise Value	TTM Revenues	EV/ TTM Revenues	TTM EBITDA	EV / TTM EBITDA	DAUs	EV / DAUs
Facebook	FB	218.1	2,851,746,531	578,711,848,550	66,530,000,000	8.7	28,450,000,000	20.3	1,620,000,000	357.23
The Match Group	MTCH	87.13	279,970,739	25,630,031,489	1,960,000,000	13.1	652,570,000	39.3	294,768,000	86.95
SNAP	SNAP	17.36	1,399,969,947	23,253,478,280	1,540,000,000	15.1	(957,000,000)	(24.3)	210,000,000	110.73
The Meet Group	MEET	5.12	71,709,378	379,492,015	206,590,000	1.8	28,780,000	13.2	5,000,000	75.90
Twitter	TWTR	32.78	776,356,684	22,178,972,102	3,360,000,000	6.6	772,700,000	28.7	145,000,000	152.96
WW International	WW	44.33	67,321,634	4,565,208,035	1,410,000,000	3.2	353,790,000	12.9	4,400,000	1,037.55
Median						***7.6***		***16.8***		***131.8***
Mean						***8.1***		***15.0***		***303.6***

Source: Company reports, Street estimates.

Comps priced as of January 10, 2020 close.

VALUATION ANALYSIS FOR KANAB CLUB

KC YE22 Daily Active Users (DAUs):			**1,000,000**	**5,000,000**	**10,000,000**
NPV (01/2020) 50% Discount Rate:		**DAU Median**			
	25%	32.96	9,766,270	48,831,348	97,662,695
	50%	65.92	19,532,539	97,662,695	195,325,391
	75%	98.88	29,298,809	146,494,043	292,988,086
	100%	131.84	39,065,078	195,325,391	390,650,781
Shares outstanding:					
2,738,723,775	25%		$ 0.0036	0.0178	$ 0.0357
	50%		0.0071	**0.0357**	0.0713
	75%		0.0107	**0.0535**	0.1070
	100%		0.0143	0.0713	0.1426

Even assuming pessimistic scenario of 1MM DAUs @ Year End 2022, dilution to 10BN common shares, a 50% discount to the median comp DAU multiple of $131.84 and a 50% additional venture ownership discount, FOMO shares would be theoretically valued at approximately $0.001 today.

2020 BUDGET

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Annual Total
Accounting	2,000	1,000			2,000			2,000			2,000		9,000
Amex	2,000												2,000
Audit	3,750		3,750		2,000			2,000			2,000		13,500
Doty Scott Catchup	1,000	1,000	1,000	1,000	1,000	1,000							6,000
FOMO website	1,500	50	50	50	50	50	50	50	50	50	50	50	2,050
Internet/Cell/Mailing/Supplies	400	400	400	400	400	400	400	400	400	400	400	400	4,800
FINRA (name ticker change)	1,100												1,100
FINRA (reverse split)							1,100						1,100
Franchise Tax Bureau CA				800									800
Kanab Admin/Development	500	500	500	750	750	750	1,250	1,250	1,250	2,500	2,500	2,500	15,000
Kanab apps (IOS/Android)	7,000					7,000							14,000
Kanab friend rec engine	1,200												1,200
Kanab hosting	100	200	300	400	500	600	700	800	900	1,000	1,100	1,200	7,800
Kanab marketplace	1,500		1,500										3,000
Kanab SEO Social optimization	1,250	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	12,250
Kanab advertising deployment							5,000	1,000	1,000	1,000	1,000	1,000	10,000
SEC counsel	5,000	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	32,500
Cannabis counsel (corporate)	-	-	-	5,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	13,000
M2 (PR and XBRL hosting)	1,000					1,695	1,695	1,695					6,085
Shared office (Coworking)	125	125	125	125	125	125	125	125	125	125	125	125	1,500
Payroll	7,500	7,500	7,500	7,500	7,500	7,500	12,500	12,500	12,500	12,500	12,500	12,500	120,000
Press releases	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	12,000
Shoutouts for Kanab	-	500	750	1,000	1,250	1,500	1,750	2,000	2,250	2,500	2,750	3,000	19,250
SOS of CA	100	100	100	100	100	100	100	100	100	100	100	100	1,200
SSL/encryption							250						250
TA	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	12,000
T&E		2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500	27,500
Unexpected expenses	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	12,000
Daymak	1,700												1,700
TOTAL	$ 41,725	$ 20,375	$ 24,975	$ 26,125	$ 25,675	$ 30,720	$ 34,920	$ 33,920	$ 28,575	$ 30,175	$ 34,525	$ 30,875	$ 362,585
		1Q20	$ 87,075		2Q20	$ 82,520		3Q20	$ 97,415		4Q20	$ 95,575	

CAP TABLE

Share Structure:	#	Strike	CSEs	Comment
Common shares	2,152,723,775	-	2,152,723,775	*Sept. 10-Q*
Pref A	3,000,000	20-1	60,000,000	*"*
Pref B	525,000	1000-1	525,000,000	*"*
Pref C	1,000,000	1-1	1,000,000	*"*
Warrants	30,000,000	0.0010	-	*Advisory Board*
"	10,000,000	0.0005	-	*EDGE Fibernet*
Total			2,738,723,775	

Enterprise Value (EV):		
Share price:	$	0.0001
Diluted market cap.	$	273,872
plus negative working capital		533,323
less cash from options		-
Diluted EV:	$	807,195

CURRENT INITIATIVES

- Friend recommendation engine – January 31, 2020
- E-Commerce Marketplace – $1,200; 60 days from engagement
- Mobile apps (iOS/Android) – $14,000; 150 days from engagement
- Advertising – $2,000; banner ad insertion into the platform – 60 days from engagement
- Outsource admin - $10/hour x 50 hours/month ramping to 200 hours/month
- Corporate website - $1,500; acquired FOMO.WIN domain
- FINRA name & ticker change - $2,000; 10 business days from filing; name has been changed w/Secretary of State (SOS) of CA and SEC/EDGAR

FUTURE PLANS

- Stock chat room (i.e., StockTwits.com)
- Dispensary search engine by cannabis strain
- Geofencing to pinpoint user location by state and country
- 420 dating engine for cannabis enthusiasts
- Move platform to dedicated server and eventually the cloud
- Hire USA admin
- Kanab Club CBD cafes
- Kanab Trademark
- Uplist stock to OTC QB

RISKS AND CONSIDERATIONS

- New entrants with better access to capital
- USA federal government legalization of cannabis
- Fractured state legalization and decriminalization
- Legality of CBD and related e-commerce sales
- Concentration of coding and resources abroad
- Technology
- Limited access to capital
- Low price security and ability to deposit, clear and trade
- Personnel concentration in CEO as sole operator

SUMMARY

- FOMO CORP. is entering a new chapter of growth as it completes its cannabis social network Kanab.Club and leaves its previous history behind.
- The cannabis demo is not served by mainstream social media but represents a total addressable market of 250MM potential users.
- The Company is a fully-reporting PCAOB audited public Company and will change its name and ticker shortly to "FOMO"; thousands of shareholders.
- FOMO CORP. requires funding to deploy a friend recommendation engine (end Jan.), an e-commerce marketplace, mobile apps, advertising, 420 dating, and a dispensary search tool.
- Management expects substantial growth as the USA legalizes cannabis and the site becomes populated. Assuming median social media multiples and conservative DAU estimates, FOMO is potentially substantially undervalued.
- According to recent studies, the sales of CBD products and services are projected to reach about $16 - 20BN over the next 5 to 6 years, with 41% of the sales via the Internet by 2022, providing an excellent investment opportunity (See Slides, 18 & 20 in the Appendix).

THANK YOU

Vik Grover

CEO

FOMO CORP. a/k/a 2050 MOTORS, INC.

Ticker ETFM to change to FOMO (FINRA approval required)

www.2050motors.com will transition to www.fomo.win

vik@2050motors.com

(630) 708-0750

Appendix

CANNABIS SUMMARY

- There are two major cannabis categories: (1) cannabidiol or CBD and (2) tetrahydrocannabinol or THC (https://www.shape.com/lifestyle/mind-and-body/difference-between-cbd-thc-marijuana-hemp-cannabis)
- CBD has been widely touted for its medical benefits while THC has some medical benefits plus psychoactive effects associated with marijuana
- The CBD market is projected to increase markedly over the next several years
- At the moment, there are over 850 brands of CBD products in the US market.
- Data on CBD user demographics show 40% of Americans are interested in trying CBD (Above information from: https://loudcloudhealth.com/cbd-statistics-infographic/).
- In the UK, the number of people using CBD oil is estimated to have reached around 300,000 (https://www.prnewswire.com/news-releases/cbd-use-is-dramatically-rising-in-popularity-globally-300816181.html).

- Pure CBD is perfectly safe for usage and is non-addictive.

MEDICAL BENEFITS OF USING CBD

CBD benefits include the following:

- Reduces pain
- Reduces depression and anxiety
- Reduces cancer-related symptoms; inhibits cancer-cell growth
- Has neuroprotective properties (i.e., reduces spasms in multiple sclerosis patients; reduces seizure activity in children with Dravet syndrome and Lennox-Gastaut syndrome)
- Above information from: https://loudcloudhealth.com/cbd-statistics-infographic/

MARKET OPPORTUNITY

- The CBD market could reach $20BN by 2024 according to a recent study: https://www.forbes.com/sites/irisdorbian/2019/05/20/cbd-market-could-reach-20-billion-by-2024-says-new-study/#296aeffa49d0
- Another study projects a $16BN CBD market by 2025: https://www.forbes.com/sites/irisdorbian/2019/03/12/cbd-market-could-pull-in-16-bln-by-2025-says-study/#5efed8553efd
- Projected U.S. CBD sales by venue in 2022:

  - Via Internet or by other direct means – 41%

  - Natural and specialty retail – 28%

  - Practitioner – 20%

  - Other – 11%
- Above information from: https://loudcloudhealth.com/cbd-statistics-infographic/

CANNABIS LEGAL STATUS (1)

- The 2018 Farm Bill removed cannabis from the Controlled Substances Act, paving the way for the wholly legal cultivation, possession, sale and distribution of the hemp plant.
- However, the legal status varies state-by-state as summarized here and illustrated on the next slide:

  http://www.ncsl.org/research/health/state-medical-marijuana-laws.aspx

CANNABIS LEGAL STATUS (2)


Legalized
Medical and decriminalized
Medical
Decriminalized
Fully illegal